                                                              EXHIBIT h(6)(A)(i)

                         AMENDED AND RESTATED EXHIBIT A
                               WITH RESPECT TO THE
                                AGENCY AGREEMENT

                                     BETWEEN
                                    THE FUNDS
                                       AND
                                DST SYSTEMS, INC.

                                                              TYPE OF           STATE OF              TAXPAYER
        TAXPAYER/FUND NAME                                  ORGANIZATION      ORGANIZATION              I.D.
        ------------------                                  ------------      ------------            --------
ING CORPORATE LEADERS TRUST FUND                           Trust                New York             13-6061925

ING EQUITY TRUST                                           Business Trust     Massachusetts                 N/A
  ING Convertible Fund                                                                               33-0552461
  ING Equity and Bond Fund                                                                           33-0552418
  ING Financial Services Fund                                                                        95-4020286
  ING Growth Opportunities Fund                                                                      04-2886865
  ING Large Company Value Fund                                                                       22-1644924
  ING LargeCap Growth Fund                                                                           33-0733557
  ING MidCap Opportunities Fund                                                                      06-1522344
  ING MidCap Value Fund                                                                              86-1048451
  ING Principal Protection Fund                                                                      86-1033467
  ING Principal Protection Fund II                                                                   86-1039030
  ING Principal Protection Fund III                                                                  86-1049217
  ING Principal Protection Fund IV                                                                   82-0540557
  ING Principal Protection Fund V                                                                    27-0019774
  ING Principal Protection Fund VI                                                                   48-1284684
  ING Principal Protection Fund VII                                                                  72-1553495
  ING Real Estate Fund                                                                               43-1969240
  ING Research Enhanced Index Fund                                                                   06-1533751
  ING SmallCap Opportunities Fund                                                                    04-2886856
  ING SmallCap Value Fund                                                                            86-1048453
  ING Tax Efficient Equity Fund                                                                      23-2978988

ING FUNDS TRUST                                            Business Trust     Delaware                      N/A
  ING Classic Money Market Fund                                                                      23-2978935
  ING GNMA Income Fund                                                                               22-2013958
  ING High Yield Bond Fund                                                                           23-2978938
  ING High Yield Opportunity Fund                                                                    33-0715888
  ING Intermediate Bond Fund                                                                         52-2125227
  ING Lexington Money Market Trust                                                                   13-6766350
  ING Money Market Fund                                                                              86-0955273
  ING National Tax-Exempt Bond Fund                                                                  23-2978941
  ING Strategic Bond Fund                                                                            33-6170208

ING INVESTMENT FUNDS, INC.                                 Corporation        Maryland                      N/A
  ING MagnaCap Fund                                                                                  22-1891924

ING MAYFLOWER TRUST                                        Business Trust     Massachusetts                 N/A
  ING Growth + Value Fund                                                                            06-1465531
  ING International Value Fund                                                                       06-1472910

ING MUTUAL FUNDS                                           Business Trust     Delaware                      N/A
  ING Emerging Countries Fund                                                                        33-0635177
  ING Global Real Estate Fund                                                                        86-1028620
  ING International Fund                                                                             22-3278095
  ING International SmallCap Growth Fund                                                             33-0591838
  ING Precious Metals Fund                                                                           13-2855309
  ING Russia Fund                                                                                    22-3430284
  ING Worldwide Growth Fund                                                                          33-0552475
  ING Global Equity Dividend Fund*                                                                   TBD
  ING Foreign Fund*                                                                                  72-1563685

ING PRIME RATE TRUST                                       Business Trust     Massachusetts          95-6874587

ING SENIOR INCOME FUND                                     Business Trust     Delaware               86-1011668

ING VARIABLE INSURANCE TRUST                               Business Trust     Delaware                      N/A
  ING VP Global Technology Portfolio                                                                 86-1037242
  ING VP High Yield Bond Portfolio                                                                   86-1037244
  ING VP Worldwide Growth Portfolio                                                                  25-6705433
  ING GET U.S. Core Portfolio - Series 1                                                             43-2007006
  ING GET U.S. Core Portfolio - Series 2*                                                            TBD
  ING GET U.S. Opportunity Portfolio - Series 1*                                                     43-2007032
  ING GET U.S. Opportunity Portfolio - Series 2*                                                     TBD

ING VARIABLE PRODUCTS TRUST                                Business Trust     Massachusetts                 N/A
  ING VP Convertible Portfolio                                                                       86-1028318
  ING VP Emerging Countries Portfolio                                                                86-1028317
  ING VP Financial Services Portfolio                                                                86-1028316
  ING VP Growth + Value Portfolio                                                                    06-6396994
  ING VP Growth Opportunities Portfolio                                                              06-6493759
  ING VP High Yield Bond Portfolio                                                                   06-6396995
  ING VP International Portfolio                                                                     86-1028314
  ING VP International SmallCap Growth Portfolio                                                     86-1028313
  ING VP International Value Portfolio                                                               06-6453493
  ING VP Large Company Value Portfolio                                                               86-1028315
  ING VP LargeCap Growth Portfolio                                                                   86-1028309
  ING VP MagnaCap Portfolio                                                                          06-6493762
  ING VP MidCap Opportunities Portfolio                                                              06-6493760
  ING VP Research Enhanced Index Portfolio                                                           06-6397003
  ING VP SmallCap Opportunities Portfolio                                                            06-6397002

ING VP EMERGING MARKETS FUND, INC.                         Corporation        Maryland               06-1287459

ING VP NATURAL RESOURCES TRUST                             Business Trust     Massachusetts          22-2932678

  Last Approved: 5/29/03

                        [LETTERHEAD OF ING EQUITY TRUST]

Nick Horvath
DST Systems, Inc.
333 West 11th St., 5th Floor
Kansas City, Missouri 64105

                                  April 3, 2003

Dear Mr. Horvath:

         Pursuant to the Agency Agreement dated November 30, 2000, as amended, between the Funds (as defined in the Agreement) and DST Systems, Inc. (the "Agreement"), we hereby notify you of our intention to retain you as Transfer Agent and Dividend Disbursing Agent to render such services to ING Principal Protection Fund VII, a newly established series of ING Equity Trust, (the "New Fund"), upon all of the terms and conditions set forth in the Agreement. Upon your acceptance, the Agreement has been modified to give effect to the foregoing by adding "ING Principal Protection Fund VII," to Exhibit A of the Agreement.

         In addition, Exhibit A has also been amended and restated to reflect the dissolution of ING Biotechnology Fund, a series of ING Equity Trust; ING European Equity Fund, a series of ING Funds Trust; ING VP High Yield Bond Portfolio, a series of ING Variable Insurance Trust; and ING VP Emerging Countries Portfolio, a series of ING Variable Products Trust.

         Please signify your acceptance to act as Transfer Agent and Dividend Disbursing Agent under the Agreement with respect to the New Funds, by signing below.

                                                Very sincerely,

                                                /s/ Robert S. Naka
                                                Robert S. Naka
                                                Senior Vice President
                                                ING EQUITY TRUST

ACCEPTED AND AGREED TO:
DST Systems, Inc.

By: [ILLEGIBLE]
    -------------------------------
Name: [ILLEGIBLE]
Title: [ILLEGIBLE], Duly Authorized

                         AMENDED AND RESTATED EXHIBIT A
                               WITH RESPECT TO THE
                                AGENCY AGREEMENT

                                     BETWEEN
                                    THE FUNDS
                                       AND
                                DST SYSTEMS, INC.

                            EFFECTIVE: APRIL 3, 2003

                                                          TYPE OF              STATE OF            TAXPAYER
        TAXPAYER/FUND NAME                             ORGANIZATION          ORGANIZATION          I.D. NO.
        ------------------                             ------------          ------------          --------
ING CORPORATE LEADERS TRUST FUND                      Trust                  New York             13-6061925

ING EQUITY TRUST                                      Business Trust         Massachusetts               N/A
  ING Convertible Fund                                                                            33-0552461
  ING Equity and Bond Fund                                                                        33-0552418
  ING Financial Services Fund                                                                     95-4020286
  ING Growth Opportunities Fund                                                                   04-2886865
  ING Large Company Value Fund                                                                    22-1644924
  ING LargeCap Growth Fund                                                                        33-0733557
  ING MidCap Opportunities Fund                                                                   06-1522344
  ING MidCap Value Fund                                                                           86-1048451
  ING Principal Protection Fund                                                                   86-1033467
  ING Principal Protection Fund II                                                                86-1039030
  ING Principal Protection Fund III                                                               86-1049217
  ING Principal Protection Fund IV                                                                82-0540557
  ING Principal Protection Fund V                                                                 27-0019774
  ING Principal Protection Fund VI                                                                48-1284684
  ING Principal Protection Fund VII*                                                              TBD
  ING Real Estate Fund                                                                            43-1969240
  ING Research Enhanced Index Fund                                                                06-1533751
  ING SmallCap Opportunities Fund                                                                 04-2886856
  ING SmallCap Value Fund                                                                         86-1048453
  ING Tax Efficient Equity Fund                                                                   23-2978988

ING FUNDS TRUST                                       Business Trust         Delaware                    N/A
  ING Classic Money Market Fund                                                                   23-2978935
  ING GNMA Income Fund                                                                            22-2013958
  ING High Yield Bond Fund                                                                        23-2978938
  ING High Yield Opportunity Fund                                                                 33-0715888
  ING Intermediate Bond Fund                                                                      52-2125227

* This Amended and Restated Exhibit A to the Agency Agreement will be effective with respect to the Fund upon the effective date of the post-effective amendment to the Trust's Registration Statement with respect to the Fund.

                                                          TYPE OF              STATE OF            TAXPAYER
        TAXPAYER/FUND NAME                             ORGANIZATION          ORGANIZATION          I.D. NO.
        ------------------                             ------------          ------------          --------
ING FUNDS TRUST (CONTINUED)
  ING Lexington Money Market Trust                                                                13-6766350
  ING Money Market Fund                                                                           86-0955273
  ING National Tax-Exempt Bond Fund                                                               23-2978941
  ING Strategic Bond Fund                                                                         33-6170208

ING INVESTMENT FUNDS, INC.                            Corporation            Maryland                    N/A
  ING MagnaCap Fund                                                                               22-1891924

ING MAYFLOWER TRUST                                   Business Trust         Massachusetts               N/A
  ING Growth + Value Fund                                                                         06-1465531
  ING International Value Fund                                                                    06-1472910

ING MUTUAL FUNDS                                      Business Trust         Delaware                    N/A
  ING Emerging Countries Fund                                                                     33-0635177
  ING Global Real Estate Fund                                                                     86-1028620
  ING Global Technology Fund                                                                      23-2978990
  ING International Fund                                                                          22-3278095
  ING International SmallCap Growth Fund                                                          33-0591838
  ING Precious Metals Fund                                                                        13-2855309
  ING Russia Fund                                                                                 22-3430284
  ING Worldwide Growth Fund                                                                       33-0552475

ING PRIME RATE TRUST                                  Business Trust         Massachusetts        95-6874587

ING SENIOR INCOME FUND                                Business Trust         Delaware             86-1011668

ING VARIABLE INSURANCE TRUST                          Business Trust         Delaware                    N/A
  ING VP Global Technology Portfolio                                                              86-1037242
  ING VP Worldwide Growth Portfolio                                                               25-6705433

ING VARIABLE PRODUCTS TRUST                           Business Trust         Massachusetts               N/A
  ING VP Convertible Portfolio                                                                    86-1028318
  ING VP Financial Services Portfolio                                                             86-1028316
  ING VP Growth + Value Portfolio                                                                 06-6396994
  ING VP Growth Opportunities Portfolio                                                           06-6493759
  ING VP High Yield Bond Portfolio                                                                06-6396995
  ING VP International Portfolio                                                                  86-1028314
  ING VP International SmallCap Growth Portfolio                                                  86-1028313
  ING VP International Value Portfolio                                                            06-6453493
  ING VP Large Company Value Portfolio                                                            86-1028315
  ING VP LargeCap Growth Portfolio                                                                86-1028309
  ING VP MagnaCap Portfolio                                                                       06-6493762
  ING VP MidCap Opportunities Portfolio                                                           06-6493760

                                                          TYPE OF              STATE OF            TAXPAYER
        TAXPAYER/FUND NAME                             ORGANIZATION          ORGANIZATION          I.D. NO.
        ------------------                             ------------          ------------          --------
ING VARIABLE PRODUCTS TRUST (CONTINUED)
  ING VP Research Enhanced Index Portfolio                                                        06-6397003
  ING VP SmallCap Opportunities Portfolio                                                         06-6397002

ING VP EMERGING MARKETS FUND, INC.                    Corporation            Maryland             06-1287459

ING VP NATURAL RESOURCES TRUST                        Business Trust         Massachusetts        22-2932678

  Last Approved: 2/25/03

                                                                 EXHIBIT B, p. 1
                                DST SYSTEMS, INC.
                      PILGRIM TRANSFER AGENCY FEE SCHEDULE
                     EFFECTIVE AUGUST 1, 2000 - MAY 31, 2002

ASSET BASED FEES:

         NET ASSETS PER PORTFOLIO:

$0 - $100,000,000                       9.0 basis pts per year
$100,000,001 - $300,000,000             8.5 basis pts per year
$300,000,001 - $500,000,000             7.5 basis pts per year
Greater than $500,000,000               7.25 basis pts per year

         (Applies to all Lexington and Pilgrim Cusips, including new Q share portfolio classes established as a result of the Northstar conversion)

         EXCEPTIONS:

Prime Rate Trust                        2.4 basis pts per year
Bank & Thrift                           24.2 basis pts per year
Pilgrim Investment Plan                 $7,200 per year
Northstar Funds                         Covered under separate agreement
ING Money Market Portfolio              6.0 basis pts per year
                                        (effective 12/1/01)

         BUNDLED PRODUCTS AND SERVICES:

                  The above asset fees cover a comprehensive bundle of products and services. The following products and services are not covered by the asset fees and will continue to be billed separately using the current rates, subject to current allowable periodic increases:

                           * AWD License Fees

                           * Escheatment

                           * Programming

                           * FANMail

                           * Vision

                                                                 EXHIBIT B, p. 2

         Additional products and services not currently utilized would be priced separately and would be billed in addition to the asset fees.

         *Computer/Technical Personnel (2000 Rates):
                Business Analyst/Tester:
                        Dedicated - $79,040 per year
                        On Request - $72.80 per hour
                COBOL Programmer:
                        Dedicated - $129,480 per year
                        On Request - $100.88 per hour
                Workstation Programmer:
                        Dedicated - $157,040 per year
                        On Request - $128.96 per hour
         *Full Service Support (2000 Rates):
                Senior Staff Support - $70.00 per hour
                Staff Support - $50.00 per hour
                Clerical Support - $40.00 per hour

RATE ADJUSTMENT TRIGGERS:

         The above asset fees would be adjusted monthly based on the following triggers:

         Should either "Average Assets per Account" or "Average Assets per CUSP" decrease 10% in a given month from their baseline March through May 2000 averages, the basis point fee rates would be adjusted up using the formula: Previous Rate divided by .9. When/if a rate adjustment is made, both trigger ratios would be reset at new levels equal to 10% below their previous level. Subsequent adjustments to the rates would be triggered should these ratios decrease in additional 10% increments. Downward adjustments would be made to the rates using the same formula should the trigger ratios increase in 10% increments, but only to the extent that previous upward rate adjustments have been made. The basis point fee rates could not be adjusted below the original rates listed above.

         TRIGGERS:

                       Average Assets per Account        Average Assets per Cusip
                       --------------------------        ------------------------
Bank & Thrift                  $   9,733                      $   184,696,341
Prime Rate                     $ 113,660                      $ 1,259,736,679
All Others                     $  29,452                      $    63,379,993

                                                                 EXHIBIT B, p. 3

NOTES TO THE ABOVE FEE SCHEDULE

A. The above schedule does not include reimbursable expenses that are incurred on the Fund's behalf. Examples of reimbursable expenses include but are not limited to those set forth on Exhibit C to this Agreement. Reimbursable expenses are billed separately from service fees on a monthly basis.

B. Any fees or reimbursable expenses not paid within 30 days of the date of the original invoice will be charged a late payment fee of 1.5% per month until payment is received.

C. The above fees, except for those indicated by an "*", are guaranteed through May 31, 2002. All items marked by an "*" are subject to change with 60 day notice.

                                                                EXHIBIT B.1, p.1
                                                             TA2000 VOICE SYSTEM
                                                                    FEE SCHEDULE

PER CALL SERVICE FEE

Utilization of DST's TA2000 Voice System is based on a service fee of $.20 per call. Each call has a maximum duration of seven (7) minutes. This charge is a flat rate regardless of the number or type of transactions that a shareholder processes during the call. A given call could result in inquiries and/or transactions being processed for various funds in the complex. Therefore, on a monthly basis, DST will report the number of inquiries and/or transactions processed by fund. A percentage of the total will be derived and reported for each fund. As a result of this process, DST will allocate the charges among the individual funds.

MULTIPLE CALL FLOWS

An additional fee of $500 per month will be charged for each additional call flow that requires different flows, functions, vocabulary, processing, rules or access method. An additional fee of $200 per month will be charged for each additional call flow that is identical in flows, functions, vocabulary, processing rules or access method.

MINIMUM MONTHLY CHARGE

DST's commitment to the reliability and continued enhancement of the TA2000 Voice System necessitates a minimum monthly charge for the service. The minimum monthly charge will only be assessed when it is greater than the monthly service fees. The minimum monthly charge will be implemented on a graduated basis based on the number of cusips and shareholders in a fund complex and is the sum of the cusip and account charges. The schedule for this charge is as follows:

 YEARS             CHARGE PER           CHARGE PER
  OF            CUSIP AUTHORIZED       SHAREHOLDER
SERVICE           FOR SERVICE*          ACCOUNT**
   1                 $  50               $ .002
   2                 $  75               $ .003
   3                 $ 100               $ .004

* CUSIPS ADDED TO THE SERVICE will be subject to the same minimums being charged to the other cusips in the complex at the time the cusips are added.

** THE PER ACCOUNT CHARGE is based on the total number of shareholder accounts in authorized cusips at the end of each month.

OUT OF POCKET COSTS

Each fund complex will require a unique WATS number for their shareholders to call. Each WATS number will require a specific number of trunks to service a given volume of shareholder calls. All installation and monthly usage charges associated with these will be billed through monthly out-of-pocket invoices.

                                                                EXHIBIT B.2, p.1
                                            NSCC FEES AND OUT-OF-POCKET EXPENSES

DST Fees

         DST charges $1,500 per cusip per year for the NSCC platform

Settling Bank Fees

         Fund may be charged fees by the Settling Bank at which the net settlement account resides for monthly maintenance of this account. These are negotiated directly between Fund and the Settling Bank.

NSCC Participant Fees

         The NSCC charges $40 per month per management company for CPU access/shared line costs.

         A combined participant base fee of $200 per month is charged for the following services:

         Fund/SERV:

         The NSCC charges an activity charge of $.30 per inputted transaction. Transactions include purchases, redemptions and exchanges.

         Networking: The NSCC charges the following activity fee:

             - $.02 per account for funds paying dividends on a monthly basis

             - $.01 per account for funds paying dividends other than monthly

         Commission Settlement: The NSCC charges the following processing fee:

             - $.30 per hundred records, per month, for one to 500,000 records; there is a $50 per month minimum processing charge

             - $.20 per hundred records, per month, for 500,001 to 1,000,000 records

             - $.10 per hundred records, per month, for 1,000,001 records and above

Note:    Participant fees are cumulative when Fund/SERV, Networking and/or
           Commission Settlement are used in conjunction with each other.

                                                                       EXHIBIT C
                                                           REIMBURSABLE EXPENSES

Forms
Postage (to be paid in advance if so requested)
Mailing Services
Computer Hardware and Software - specific to Fund or installed at remote site at Fund's direction
Telecommunications Equipment and Lines/Long Distance Charges
Magnetic Tapes, Reels or Cartridges
Magnetic Tape Handling Charges
Microfiche/Microfilm/CD ROM
Freight Charges
Printing
Bank Wire and ACH Charges
Proxy Processing - per proxy mailed
        not including postage
        Includes:       Proxy Card
                        Printing
                        Outgoing Envelope
                        Return Envelope
                        Tabulation and Certification
Tax Certification Mailings (e.g.,W-8 & W-9)
        (Postage associated with the return
        envelope is included)
N.S.C.C. Communications Charge
        (Fund/Serv and Networking)
Record Storage (hardcopy/microfiche/on-call)
Second Site Disaster                                    Currently $.10
        Backup Fee (per account)                        through 12/31/01,
                                                        subject to annual
                                                        adjustment

Transmission of Statement Data for                      Currently $.035/per
Remote Processing                                               record
Travel, Per Diem and other Billables
        Incurred by DST personnel traveling to,
        at and from Fund at the request
        of Fund

                                                                       EXHIBIT D
                                                            AUTHORIZED PERSONNEL

Pursuant to Section 8.A. of the Agency Agreement between Fund and DST (the "Agreement"), Fund authorizes the following Fund personnel to provide instructions to DST, and receive inquiries from DST in connection with the
Agreement:

                Name                                         Title
                ----                                         -----
_____________________________________           ________________________________

_____________________________________           ________________________________

_____________________________________           ________________________________

_____________________________________           ________________________________

_____________________________________           ________________________________

_____________________________________           ________________________________

_____________________________________           ________________________________

_____________________________________           ________________________________

This Exhibit may be revised by Fund by providing DST with a substitute Exhibit
D. Any such substitute Exhibit B shall become effective twenty-four (24) hours after DST's receipt of the document and shall be incorporated into the Agreement.

ACKNOWLEDGMENT OF RECEIPT:

                                          DST SYSTEMS, INC.

                                          By: [ILLEGIBLE]
                                             --------------------------

                                          Title: GROUP VP

                                          Date: 11/30/2000

                        LEXINGTON MONEY MARKET TRUST
                        PILGRIM EQUITY TRUST
                            Pilgrim Index Plus Protection Fund
                            Pilgrim MidCap Opportunities Fund
                        PILGRIM GROWTH OPPORTUNITIES FUND
                        PILGRIM MAYFLOWER TRUST
                            Pilgrim Growth + Value Fund
                            Pilgrim International Value Fund
                            Pilgrim Research Enhanced Index Fund
                        PILGRIM NATURAL RESOURCES TRUST
                        PILGRIM PRIME RATE TRUST
                        PILGRIM SMALLCAP OPPORTUNITIES FUND
                        PILGRIM VARIABLE PRODUCTS TRUST
                            Pilgrim VP Convertible Portfolio
                            Pilgrim VP Emerging Countries Portfolio
                            Pilgrim VP Financial Services Portfolio
                            Pilgrim VP Growth & Income Portfolio
                            Pilgrim VP Growth + Value Portfolio
                            Pilgrim VP Growth Opportunities Portfolio
                            Pilgrim VP High Yield Bond Portfolio
                            Pilgrim VP International Portfolio
                            Pilgrim VP International SmallCap Growth Portfolio Pilgrim VP International Value Portfolio
                            Pilgrim VP LargeCap Growth Portfolio
                            Pilgrim VP MagnaCap Portfolio
                            Pilgrim VP MidCap Opportunities Portfolio
                            Pilgrim VP Research Enhanced Index Portfolio
                            Pilgrim VP SmallCap Opportunities Portfolio
                            Pilgrim VP Worldwide Growth Portfolio
                        PILGRIM FUNDS TRUST
                            Pilgrim European Equity Fund
                            Pilgrim Global Communications Fund
                            Pilgrim Global Information Technology Fund
                            Pilgrim Intermediate Bond Fund
                            Pilgrim Internet Fund
                            ING Pilgrim Money Market Fund
                            Pilgrim National Tax-Exempt Bond Fund
                            Pilgrim Tax Efficient Equity Fund
                        PILGRIM MUTUAL FUNDS
                            Pilgrim Balanced Fund
                            Pilgrim Convertible Fund
                            Pilgrim Emerging Countries Fund
                            Pilgrim High Yield Fund II
                            Pilgrim International Core Growth Fund
                            Pilgrim International SmallCap Growth Fund
                            Pilgrim LargeCap Growth Fund
                            Pilgrim MidCap Growth Fund

                            Pilgrim Money Market Fund
                            Pilgrim SmallCap Growth Fund
                            Pilgrim Strategic Income Fund
                            Pilgrim Worldwide Growth Fund
                        PILGRIM SENIOR INCOME FUND
                        PILGRIM ADVISORY FUNDS, INC.
                            Pilgrim Asia-Pacific Equity Fund
                        PILGRIM BANK AND THRIFT FUND, INC.
                        PILGRIM EMERGING MARKETS FUND, INC.
                        PILGRIM GNMA INCOME FUND, INC.
                        PILGRIM PRECIOUS METALS FUND, INC.
                        PILGRIM GROWTH AND INCOME FUND, INC.
                        PILGRIM INVESTMENT FUNDS, INC.
                            Pilgrim High Yield Fund
                            Pilgrim MagnaCap Fund
                        PILGRIM INTERNATIONAL FUND, INC.,
                        PILGRIM RUSSIA FUND, INC.

                        By:  [ILLEGIBLE]
                            ------------------------

                        Title: Senior Vice President

                        Date: 11/30/2000

                           [LETTERHEAD OF ING FUNDS]

August 21,2003

Nick Horvath
DST Systems, Inc.
333 West 11th St., 5th Floor
Kansas City, Missouri 64105

Dear Mr. Horvath:

         Pursuant to the Agency Agreement dated November 30, 2000, as amended, between the Funds (as defined in the Agreement) and DST Systems, Inc. (the "Agreement"), we hereby notify you of our intention to retain you as Transfer Agent and Dividend Disbursing Agent to render such services to ING Principal Protection Fund VIII and ING Principal Protection Fund IX, each a newly established series of ING Equity Trust, ING GET U.S. Core Portfolio - Series 3, ING GET U.S. Core Portfolio - Series 4, ING GET U.S. Core Portfolio - Series 5 and ING GET U.S. Core Portfolio - Series 6, each a newly established series of ING Variable Insurance Trust, and ING American Funds Growth Portfolio, ING American Funds International Portfolio and ING American Funds Growth-Income Portfolio, each a newly established series of ING Investors Trust (the "New Funds") upon all of the terms and conditions set forth in the Agreement. Upon your acceptance, the Agreement has been modified to give effect to the foregoing by adding the above mentioned funds to Exhibit A of the Agreement.

         Please signify your acceptance to act as Transfer Agent and Dividend Disbursing Agent under the Agreement with respect to the New Funds, by signing below.

                                              Very sincerely,

                                              /s/ Robert S. Naka
                                              Robert S. Naka
                                              Senior Vice President

ACCEPTED AND AGREED TO:
DST Systems, Inc.

By:  [ILLEGIBLE]
    -------------------------
Name: [ILLEGIBLE]

Title: [ILLEGIBLE], Duly Authorized

                         AMENDED AND RESTATED EXHIBIT A
                               WITH RESPECT TO THE
                                AGENCY AGREEMENT

                                     BETWEEN
                                    THE FUNDS
                                       AND
                                DST SYSTEMS, INC.

                                                       TYPE OF             STATE OF           TAXPAYER
        TAXPAYER/FUND NAME*                          ORGANIZATION        ORGANIZATION         I.D. NO.
        -------------------                          ------------        ------------         --------
ING CORPORATE LEADERS TRUST FUND                    Trust                New York            13-6061925

ING EQUITY TRUST                                    Business Trust       Massachusetts              N/A
  ING Convertible Fund                                                                       33-0552461
  ING Disciplined LargeCap Fund                                                              06-1533751
  ING Equity and Bond Fund                                                                   33-0552418
  ING Financial Services Fund                                                                95-4020286
  ING Growth Opportunities Fund                                                              04-2886865
  ING Large Company Value Fund                                                               22-1644924
  ING LargeCap Growth Fund                                                                   33-0733557
  ING MidCap Opportunities Fund                                                              06-1522344
  ING MidCap Value Fund                                                                      86-1048451
  ING Principal Protection Fund                                                              86-1033467
  ING Principal Protection Fund II                                                           86-1039030
  ING Principal Protection Fund III                                                          86-1049217
  ING Principal Protection Fund IV                                                           82-0540557
  ING Principal Protection Fund V                                                            27-0019774
  ING Principal Protection Fund VI                                                           48-1284684
  ING Principal Protection Fund VII                                                          72-1553495
  ING Principal Protection Fund VIII                                                         47-0919259
  ING Principal Protection Fund IX                                                                  TBD
  ING Real Estate Fund                                                                       43-1969240
  ING SmallCap Opportunities Fund                                                            04-2886856
  ING SmallCap Value Fund                                                                    86-1048453
  ING Tax Efficient Equity Fund                                                              23-2978988

ING FUNDS TRUST                                     Business Trust       Delaware                   N/A
  ING Classic Money Market Fund                                                              23-2978935
  ING GNMA Income Fund                                                                       22-2013958
  ING High Yield Bond Fund                                                                   23-2978938
  ING High Yield Opportunity Fund                                                            33-0715888
  ING Intermediate Bond Fund                                                                 52-2125227

(*) This Amended and Restated Exhibit A will be effective with respect to the Funds upon the effective date of the post effective amendment to the Trust's Registration Statement with respect to each Fund.

                                                       TYPE OF             STATE OF           TAXPAYER
             TAXPAYER/FUND NAME*                     ORGANIZATION        ORGANIZATION         I.D. NO.
             -------------------                     ------------        ------------         --------
ING FUNDS TRUST CONT.
  ING Lexington Money Market Trust                                                           13-6766350
  ING Money Market Fund                                                                      86-0955273
  ING National Tax-Exempt Bond Fund                                                          23-2978941
  ING Strategic Bond Fund                                                                    33-6170208

ING INVESTMENT FUNDS, INC.                          Corporation          Maryland                   N/A
  ING MagnaCap Fund                                                                          22-1891924

ING INVESTORS TRUST                                 Business Trust       Massachusetts              N/A
  ING American Funds Growth Portfolio                                                        55-0839555
  ING American Funds Growth-Income Portfolio                                                 55-0839542
  ING American Funds International Portfolio                                                 55-0839952

ING MAYFLOWER TRUST                                 Business Trust       Massachusetts              N/A
  ING Growth + Value Fund                                                                    06-1465531
  ING International Value Fund                                                               06-1472910

ING MUTUAL FUNDS                                    Business Trust       Delaware                   N/A
  ING Emerging Countries Fund                                                                33-0635177
  ING Global Real Estate Fund                                                                86-1028620
  ING International Fund                                                                     22-3278095
  ING International SmallCap Growth Fund                                                     33-0591838
  ING Precious Metals Fund                                                                   13-2855309
  ING Russia Fund                                                                            22-3430284
  ING Worldwide Growth Fund                                                                  33-0552475
  ING Global Equity Dividend Fund                                                            55-0839557
  ING Foreign Fund                                                                           72-1563685

ING PRIME RATE TRUST                                Business Trust       Massachusetts       95-6874587

ING SENIOR INCOME FUND                              Business Trust       Delaware            86-1011668

ING VARIABLE INSURANCE TRUST                        Business Trust       Delaware                   N/A
  ING VP Worldwide Growth Portfolio                                                          25-6705433
  ING GET U.S. Core Portfolio - Series 1                                                     43-2007006
  ING GET U.S. Core Portfolio - Series 2                                                     41-2107140
  ING GET U.S. Core Portfolio - Series 3                                                     32-0090501
  ING GET U.S. Core Portfolio - Series 4                                                     32-0090502
  ING GET U.S. Core Portfolio - Series 5                                                     32-0090504
  ING GET U.S. Core Portfolio - Series 6                                                     32-0090505
  ING GET U.S. Opportunity Portfolio - Series 1                                              43-2007032
  ING GET U.S. Opportunity Portfolio - Series 2                                                     TBD

(*) This Amended and Restated Exhibit A will be effective with respect to the Funds upon the effective date of the post effective amendment to the Trust's Registration Statement with respect to each Fund.

                                                       TYPE OF             STATE OF           TAXPAYER
              TAXPAYER/FUND NAME*                    ORGANIZATION        ORGANIZATION         I.D. NO.
              -------------------                    ------------        ------------         --------
ING VARIABLE PRODUCTS TRUST                         Business Trust       Massachusetts              N/A
  ING VP Convertible Portfolio                                                               86-1028318
  ING VP Disciplined LargeCap Fund                                                           06-6397003
  ING VP Emerging Countries Portfolio                                                        86-1028317
  ING VP Financial Services Portfolio                                                        86-1028316
  ING VP Growth + Value Portfolio                                                            06-6396994
  ING VP Growth Opportunities Portfolio                                                      06-6493759
  ING VP High Yield Bond Portfolio                                                           06-6396995
  ING VP International Portfolio                                                             86-1028314
  ING VP International SmallCap Growth Portfolio                                             86-1028313
  ING VP International Value Portfolio                                                       06-6453493
  ING VP Large Company Value Portfolio                                                       86-1028315
  ING VP LargeCap Growth Portfolio                                                           86-1028309
  ING VP MagnaCap Portfolio                                                                  06-6493762
  ING VP MidCap Opportunities Portfolio                                                      06-6493760
  ING VP SmallCap Opportunities Portfolio                                                    06-6397002

ING VP EMERGING MARKETS FUND, INC.                  Corporation          Maryland            06-1287459

ING VP NATURAL RESOURCES TRUST                      Business Trust       Massachusetts       22-2932678

Last Approved: August 21,2003

(*) This Amended and Restated Exhibit A will be effective with respect to the Funds upon the effective date of the post effective amendment to the Trust's Registration Statement with respect to each Fund.